                                                                   EXHIBIT 10.21




--------------------------------------------------------------------------------


                       FINANCIAL PACIFIC INSURANCE COMPANY
                             SACRAMENTO, CALIFORNIA

                              FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                      Originally Effective: January 1, 1997


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California












                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431


--------------------------------------------------------------------------------

                              FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California




                    REINSURERS                                    PARTICIPATIONS

Allmerica Re, A Division of The Hanover Insurance Company                5.0%
Constitution Reinsurance Corporation                                    15.0
Continental Casualty Company                                             7.5
Gerling Global Reinsurance Corporation of America                       25.0
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)                      15.0
SCOR Reinsurance Company                                                10.0
SOREMA North America Reinsurance Company                                12.5
Winterthur Reinsurance Corporation of America                           10.0

TOTAL                                                                  100.0%




                                E. W. Blanch Co.
                              Reinsurance Services
                              3500 West 80th Street
                          Minneapolis, Minnesota 55431


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE                                                                  PAGE
      I      Classes of Business Reinsured                                  1
     II      Commencement and Termination                                   1
    III      Territory                                                      3
     IV      Exclusions                                                     3
      V      Retention and Limit                                            6
     VI      Definitions                                                    7
    VII      Claims and Loss Adjustment Expenses                            9
   VIII      Salvage and Subrogation                                        9
     IX      Provisional Premium                                           10
      X      Premium Adjustment                                            10
     XI      Commission (BRMA 10A)                                         12
    XII      Offset (BRMA 36C)                                             12
   XIII      Access to Records (BRMA 1D)                                   12
    XIV      Liability of the Reinsurer                                    12
     XV      Net Retained Liability                                        12
    XVI      Errors and Omissions (BRMA 14F)                               13
   XVII      Taxes (BRMA 50B)                                              13
   Will      Unauthorized Reinsurers                                       13
    XIX      Insolvency                                                    14
     XX      Arbitration                                                   15
    XXI      Service of Suit (BRMA 49C)                                    16
   XXII      Intermediary                                                  16

                              FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 1997

                                    issued to

                       Financial Pacific Insurance Company
                             Sacramento, California
                   (hereinafter referred to as the "Company")

                                       by

                     The Subscribing Reinsurer(s) Executing
                   the Interests and Liabilities Agreement(s)
                                 Attached Hereto
            (hereinafter referred to as the "Subscribing Reinsurers")



ARTICLE I -- CLASSES OF BUSINESS REINSURED

A. By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") issued or renewed on or after the effective date hereof, and classified by the Company as Commercial Multiple Peril (Section II) and Automobile Liability business, subject to the terms, conditions and limitations hereinafter set forth.

B. It is understood that the classes of business reinsured under this Contract are deemed to include:

      1. Coverages required for non-resident drivers under the motor vehicle financial responsibility law or the motor vehicle compulsory insurance law or any similar law of any state or province, following the provisions of the Company's policies when they include or are deemed to include so-called "Out of State Insurance" provisions;

      2. Coverages required under Section 30 of the Motor Carrier Act of 1980 and/or any amendments thereto.


ARTICLE 11 -- COMMENCEMENT AND TERMINATION

A. This Contract shall become originally effective on January 1, 1997, with respect to losses arising under policies allocated to underwriting years commencing on or after that date, and shall continue in force thereafter until terminated.

B. Either party may terminate this Contract on December 31, 1998 or any other December 31 thereafter, by giving the other party not less than 90 days prior notice by certified mail.

C. Notwithstanding the provisions of paragraph B, it is understood and agreed that this Contract may be terminated on a "runoff" or "cutoff" basis, as defined in paragraph D below, by giving 30 days notice prior to each quarter end by certified mail to the other party upon the happening of any one of the following circumstances:

      1. Either party may terminate this Contract if the other party is sold during the 1997 calendar year;

      2. Either party may terminate this Contract if the other party's A. M. Best rating drops below A-;

      3. The Company may terminate any reinsurers participation at any time if the policyholders surplus of that respective reinsurer drops more than 10% from the prior year end surplus level;

      4. The Reinsurer may terminate this Contract at any time if the Company's policyholders surplus drops below $5 million.

D. Unless the Company elects to reassume the ceded unearned premium in force on the effective date of termination, and so notifies the Reinsurer prior to or as promptly as possible after the effective date of termination, reinsurance hereunder on business in force on the effective date of termination shall remain in full force and effect until expiration, cancellation or next premium anniversary of such business, whichever first occurs, but in no event beyond 12 months following the effective date of termination.

E. "Underwriting year" as used herein shall mean the period from January 1, 1997 through December 31, 1997, and each subsequent 12-month period shall be a separate underwriting year. However, in the event this Contract is terminated, the final underwriting year shall be from the beginning of the then current underwriting year through the effective date of termination. All premiums and losses from policies allocated to an underwriting year shall be credited or charged, respectively, to such underwriting year, regardless of the date said premiums earn or such losses occur, it being understood that a policy will be allocated to the underwriting year which is in effect as of:

      1.    As respects all new policies, the effective date of such policies;

      2. As respects renewals of one year or less term policies, the renewal date of such policies;

      3. As respects continuous or greater than one year term policies, the premium anniversary date of such policies.

      Such policies shall remain in the same underwriting year, as originally allocated, until the next renewal date or premium anniversary date, at which time such policies shall be reallocated to the underwriting year in effect as of such date as provided in subparagraphs 2 and 3 above.


ARTICLE III - TERRITORY

This Contract shall only apply to policies issued to insureds domiciled in the United States of America, its territories and possessions and the District of Columbia; but this limitation shall not apply to losses if the Company's policies provide coverage outside the aforesaid territorial limits.


ARTICLE IV - EXCLUSIONS

A.    This Contract does not apply to and specifically excludes the following:

      1. Business accepted by the Company as reinsurance from other insurers except agency reinsurance where risk underwriting and all servicing, including claim handling, is done by the Company.

      2. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations.

      3. Liability of the Company arising by contract, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency Fund" includes any guarantee fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

      4. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

      5. Business written to apply in excess of a deductible or self-insured amount of more than $100,000, including Umbrella business.

      6.    Aviation liability including aerospace and satellite business.

      7. Workers' Compensation business, including Longshoremen's and Harbor Workers' Act and Jones Act.

      8. Kidnap and Ransom, Surety, Credit, Financial Guarantee or Fiduciary Insurance.

      9. Retail liquor law liability except where liquor constitutes less than 50% of sales. Specifically excluded are bars and retail liquor stores.

      10. Insurance covering damage claims for the withdrawal, inspection, repair, replacement, or loss of use of the insured's products or of any property of which such products form a part of, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein.

      11. Liabilities for bodily injury, personal damage and/or property damage from asbestos and/or asbestos products, including but not limited to liability arising from the mining, manufacture, installation, transport, storage, habitation or use of materials, products or structure containing asbestos.

      12. Any loss or liability accruing to the Company arising out of the Employee Retirement Income Security Act of 1974 (ERISA), or amendments thereto.

      13.   Fidelity and Surety.

      14.   Watercraft liability except for boats less than 50 feet in length.

      15. All professional liability and/or malpractice insurance except as pertains to barber and beauty shops, funeral directors, druggists, opticians and optometrists.

      16. Liability insurance relating to products or completed operations involving the manufacture or importation of:

            a.    Cosmetics, hair or skin products;

            b.    Drugs, pharmaceuticals or agricultural chemicals;

            c. Aircraft, aircraft parts or aircraft engines, all motorized vehicles, or mobile equipment;

            d. Heavy machinery and equipment, home power tools, or oil drilling equipment.

17. Liability insurance relating to premises or operations primarily involving:

            a. Aircraft or airports, as respects coverage for all liability arising out of the ownership, maintenance, or use of any aircraft or flight operations;

            b. Amusement parks, carnivals, circuses, speed contests and racing;

            c. Manufacturing, packing, handling, shipping or storage of explosives, ammunitions, fuses, arms, magnesium, fireworks, nitroglycerin, celluloid, pyroxylin or explosive substances intended for use as an explosive;

            d. Gas or public utility companies, gas or public utility works, or gas lease operations;

            e. Production, refining, handling, shipping or storage of natural or artificial fuel gases, synthetic or coal or shale based fuel, butane, propane, gasoline or liquefied petroleum gas;

            f. Oil and gas risks, by which is meant drilling rigs, exploration risks, cracking plants, refineries and depots, and oil and gas pipelines;

            g. Railroad operations, specifically "line" or "on track" operations of actual railroads;

            h.    Ship building, ship repair yard, dry docks, stevedoring;

            i.    Tunneling, subway and underground mining;

            j.    Offshore or subaqueous work;

            k. Wrecking of structures over eight stories in height, or marine wrecking;

            l.    Ski resorts;

            m. Waste disposal and deposit sites except when written in conjunction with either a refuse hauler or recycling account;

            n. Crane rentals without operators whose primary business is crane rentals;

            o. Scaffold installation, repair, removal or rental, unless incidental;

            p. Aerial crop dusting to include application of fertilizers, herbicides, pesticides;

            q.    Warehousemen's legal liability;

            r.    Automobile racing and racetracks;

            s.    Taxis;

            t.    Blasting contractors;

            u.    Licensed roofing contractors whose primary business is such;

            v.    Wrap up construction projects.

      18. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause-Liability Reinsurance" attached to and forming part of this Contract.

      19. Pollution liability as excluded by the Company's policies. It is hereby warranted that any Commercial General Liability policy issued by the Company will include ISO pollution exclusion language.

B. If the Company provides insurance for an insured with respect to any premises, operations, products or completed operations listed in subparagraphs 16 and 17 of paragraph A above, except subparagraphs 17(c) and 17(d), and if such premises, operations, products or completed operations constitute only a minor incidental part of the total premises, operations, products or completed operations of the insured, such exclusion(s) shall not apply.

C. If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in subparagraphs 14 through 19 of paragraph A above, these exclusions, except those set forth in subparagraphs; 15, 17(c), 17(d), 18 and 19 shall be suspended with respect to such business until 65 days (60 discovery days plus 5 mailing days) after an underwriting supervisor of the Company acquires knowledge of such business.


ARTICLE V - RETENTION AND LIMIT

A. If the Company's ultimate net loss as respects any one insured, any one occurrence is less than or equal to $1,000,000, the following provisions shall apply:

      1. The Company shall retain and be liable for the first $250,000 of ultimate net loss (whether involving any one or any combination of the classes of business covered hereunder, regardless of the number of policies under which such loss is payable) as respects each insured, each occurrence. The Reinsurer shall then be liable for the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed $750,000 each insured, each occurrence.

      2. If the Company's losses arising out of any one occurrence involve losses under policies allocated to more than one underwriting year, the Company's retention applicable to such occurrence for each underwriting year shall be reduced to that portion of the Company's retention determined by dividing the Company's losses arising out of the occurrence by the number of underwriting years to which such policies are allocated with pro rata consideration given depending on the primary policy limits or reinsurance retention of the underwriting years affected. The Reinsurer's limit of liability applicable to such occurrence for each such underwriting year shall be arrived at in the same manner.

B. If the Company's ultimate net loss as respects any one insured, any one occurrence exceeds $1,000,000, the Company shall retain and be liable for the first amount of policy period ultimate net loss (whether involving any one or any combination of the classes of business covered hereunder, regardless of the number of policies under which such loss is payable) equal to 25% of such policy period ultimate net loss, subject to a maximum retention of $250,000 each insured, each occurrence, per each underwriting year affected. The Reinsurer shall then be liable for 75% of such policy period ultimate net loss, but the liability of the Reinsurer shall not exceed $750,000 (being 75% of $1,000,000) each insured, each occurrence, per each underwriting year affected.


Article VI - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expenses, as hereinafter provided) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained. Ultimate net loss shall include the following loss adjustment expenses, as hereinafter defined:

      1. Ultimate net loss shall include loss adjustment expenses which reduce the Company's limit of liability involved;

      2. If the Company's ultimate net loss exclusive of loss adjustment expenses as respects each insured, each occurrence is less than $250,000, ultimate net loss shall include loss adjustment expenses incurred by the Company which do not reduce the Company's limit of liability under the policy involved, but the amount of such loss adjustment expenses to be included in ultimate net loss shall not exceed $750,000 as respects each insured, each occurrence.

B. "Policy period ultimate net loss" as used herein is defined as the Company's ultimate net loss as respects each insured, each occurrence, divided by the number of policy periods involved in that occurrence.

C. "Policy period" as used herein shall mean the period from the inception or renewal date of the primary policy through the expiration, termination or first premium anniversary date of the policy, whichever first occurs. As respects continuous or greater than one year term policies, each premium anniversary date shall be considered the beginning of a new policy period.

D. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

      1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay to a third party claimant because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

      2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured, its insured's assignee or a third party claimant, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.

      Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

E. "Occurrence" as used herein is defined as an accident or occurrence or a series of accidents or occurrences arising out of or caused by one event. However, as respects policies where the Company's limit of liability for Products and Completed Operations coverages is determined on the basis of the insured's aggregate losses during a policy period, all such losses proceeding from or traceable to the same causative agency shall, at the Company's option, be deemed to have been caused by one occurrence commencing at the beginning of the policy period, it being understood and agreed that each renewal or annual anniversary date of the policy involved shall be deemed the beginning of a new policy period.

F. "Loss adjustment expense" means all costs and expenses allocable to a specific claim that are incurred by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim, including court costs and costs of supersedeas and appeal bonds, and including 1) prejudgment interest, unless included as part of the award or judgment; 2) postjudgment interest; 3) legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto; and 4) a pro rata share of salaries and expenses of Company field employees, and expenses of other Company employees who have been temporarily diverted from their normal and customary duties and assigned to the field adjustment of losses covered by this Contract. Loss adjustment expense does not include unallocated loss adjustment expense. Unallocated loss adjustment expense includes, but is not limited to, salaries and expenses of employees, other than (4) above, and office and other overhead expenses.


ARTICLE VII - CLAIMS AND LOSS ADJUSTMENT EXPENSES

A. Whenever a claim is reserved by the Company for an amount greater than 50.0% of its retention hereunder and/or whenever a claim appears likely to result in a claim under this Contract, the Company shall notify the Reinsurer. The Reinsurer shall leave the right to participate, at its own expense, in the defense or control of any claim or suit or proceeding involving this reinsurance.

B. All claim settlements made by the Company, provided they are within the terms of this Contract, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid by the Company.

C. In the event of loss hereunder for which the Company's ultimate net loss exclusive of loss adjustment expenses as respects each insured, each occurrence is greater than or equal to $250,000, loss adjustment expenses incurred by the Company in connection therewith which do not reduce the Company's limit of liability under the policy involved shall be shared by the Company and the Reinsurer in the proportion the ultimate net loss paid or payable by the Reinsurer bears to the total loss paid or payable by the Company, prior to any reinsurance recoveries, but after deduction of all salvage, subrogation and other recoveries. However, if a verdict or judgment is reduced by any process other than by the trial court, resulting in an ultimate saving to the Reinsurer, or a judgment is reversed outright, the expenses incurred in securing such reduction or reversal shall be shared by the Company and the Reinsurer in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment which do not reduce the Company's limit of liability under the policy involved shall be shared in proportion to each party's interest in such original verdict or judgment. The Reinsurer's liability for such loss adjustment expenses shall be in addition to its liability for ultimate net loss.


ARTICLE VIII - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss.

ARTICLE IX - PROVISIONAL PREMIUM

A. As provisional premium for the reinsurance provided hereunder for each underwriting year, the Company shall pay the Reinsurer 16.0% of its net written premium for the underwriting year.

B. Within 45 days after the end of each month within each underwriting year, the Company shall report its net written premium for the month. The provisional premium due the Reinsurer shall be paid by the Company with its report at the rate shown in paragraph A, multiplied by the actual amount of premium collected by the Company during the month from policies allocated to the underwriting year.


ARTICLE X - PREMIUM ADJUSTMENT

A. The provisional premium paid by the Company shall be adjusted periodically in accordance with the provisions set forth herein. The first adjustment period shall be from the effective date of this Contract through December 31, 1999, and each subsequent 36-month period shall be a separate adjustment period, unless this Contract is terminated, in which event the final adjustment period shall be from the beginning of the then current adjustment period through the date of termination.

B. The adjusted premium for each adjustment period shall be equal to the Reinsurer's losses incurred for the adjustment period, plus 5.20% of the Company's net earned premium for the first underwriting year, plus 4.80% of the Company's net earned premium for each underwriting year thereafter. However, the adjusted premium for any one adjustment period shall not exceed an amount equal to 25.60% of the Company's net earned premium for the adjustment period.

C. The Company shall calculate and report the adjusted premium for each adjustment period at the following times:

      1. Within 45 days after the end of each underwriting year within the adjustment period;

      2.    Within 45 days after the end of the adjustment period; and

      3. Within 45 days after the end of each 12-month period after the end of the adjustment period until all losses arising out of occurrences commencing during the adjustment period (including a proportion of losses covered on an aggregate basis, based on the unexpired portion of the underlying policy year as of the beginning of the adjustment period) have been finally settled.

      Each such calculation shall be based on the Reinsurer's losses incurred and the Company's net earned premium for the adjustment period as of the date of the calculation.

D. As respects calculations made in accordance with subparagraph (b) or (c) of subparagraph 3 above, if the adjusted premium is less than reinsurance premiums previously paid for the adjustment period, the Reinsurer shall remit the difference to the Company within 45 days after receipt and verification of the Company's report, subject to the following schedule:

      1. 33.33% of the adjusted premium shown to be due as of the calculation due within 45 days after the end of the adjustment period;

      2. 66.67% of the adjusted premium shown to be due as of the calculation due within 45 days after 12 months after the end of the adjustment period (less any adjustment premium amounts previously paid);

      3. 100.0% of the adjusted premium shown to be due as of the calculation due within 45 days after 24 months after the end of the adjustment period (less any adjustment premium amounts previously paid) and as of the calculation due within 45 days after the end of any 12-month period thereafter.

      It is further agreed that all payments under the provisions of this paragraph shall be net of ceding commission allowed thereon.

E. "Net written premium" as used herein is defined as gross written premium of the Company for the Casualty classes of business reinsured hereunder, less cancellations and return premiums, and less premiums ceded by the Company for excess facultative reinsurance or other reinsurance which inures to the benefit of this Contract.

F. "Losses incurred" as used herein shall mean losses and loss adjustment expense paid by the Reinsurer as of the effective date of calculation, plus the ceded reserves for losses and loss adjustment expense outstanding as of the same date, it being understood and agreed that all losses under policies allocated to underwriting years within an adjustment period shall be charged to that adjustment period, regardless of the date said losses actually occur, unless this Contract is terminated on a "cutoff' basis, in which event the Reinsurer shall have no liability for losses arising out of occurrences commencing after the effective date of termination under policies allocated to underwriting years within the final adjustment period.

G. "Net earned premium" as used herein is defined as the Company's net written premium for policies allocated to underwriting years within the adjustment period, less the unearned portion thereof as of the effective date of calculation, it being understood and agreed that all premiums for policies allocated to underwriting years within an adjustment period shall be credited to that adjustment period, unless this Contract is terminated on a "cutoff' basis, in which event the unearned reinsurance premium as of the effective date of termination shall be returned by the Reinsurer to the Company.

ARTICLE XI - COMMISSION (BRMA 10A)

A. The Reinsurer shall allow the Company a 37.5% commission on all premiums ceded to the Reinsurer hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

B. It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments, and all other expenses of whatever nature, except loss adjustment expense.


ARTICLE XII - OFFSET (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


ARTICLE XIII - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


ARTICLE XIV - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.


ARTICLE XV - NET RETAINED LIABILITY

This Contract shall apply only to that portion of any insurance or reinsurance the Company retains net for its own account, and in calculating the amount of any loss hereunder and the amount in excess of which this Contract attaches, only loss or losses with respect to that portion of any insurance or reinsurance the Company retains net for its own account shall be included. It is understood and agreed, however, that the Reinsurer's liability hereunder with respect to any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may be due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.


ARTICLE XVI - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission will be rectified as soon as possible after discovery.


ARTICLE XVII - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.


ARTICLE XVIII - UNAUTHORIZED REINSURERS

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded unearned premium and outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.    Escrow accounts for the benefit of the Company; and/or

      3.    Cash advances;

      if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of unearned premiums returned to insureds on account of policy cancellations, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expenses paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      3. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      4. To fund a cash account in an amount equal to the Reinsurer's share of any ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      5. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded unearned premium and/or outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

      In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(l), B(2) or B(4), or in the case of B(3), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


ARTICLE XIX - INSOLVENCY

A. In the event of the insolvency of the Company, this reinsurance shall be payable directly to the Company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the Company.

C. It is further understood and agreed that, in the event of the insolvency of the Company, the reinsurance under this Contract shall be payable directly by the Reinsurer to the Company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (a) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or (b) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.


ARTICLE XX - ARBITRATION

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within thirty
      (30) days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within thirty (30) days following their appointment, each Arbiter shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within thirty (30) days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place in Sacramento, California, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the State of California.


ARTICLE XXI - SERVICE OF SUIT (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful beneficiary hereunder arising out of this Contract.


ARTICLE XXII - INTERMEDIARY

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431.

Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Claims notice by the Company to the Intermediary shall be deemed to constitute notice to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Sacramento, California, this ________ day of ____________________________199___.


                               -----------------------------------------------
                               Financial Pacific Insurance Company

U.S.A.

          NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE (Approved by Lloyd's Underwriters' Fire and Non-Marine Association)

      (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

      (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

      LIMITED EXCLUSION PROVISION.*

            I. It is agreed that the policy does not apply under any liability coverage, to

                                         (injury, sickness, disease, death
                                         (or destruction
                                         (bodily injury or property damage

                  with respect to which the insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

            II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

            III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                        (a) become effective on or after 1st May, 1960, or

                        (b) become effective before that date and contain the
                  Limited Exclusion Provision set out above; provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

      (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

      Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

      BROAD EXCLUSION PROVISION.*

It is agreed that the policy does not apply:

      I.    Under any Liability Coverage to

                                         (injury, sickness, disease, death
                                         (or destruction
                                         (bodily injury or property damage

            (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

            (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                  (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

      II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to (immediate medical or surgical relief (first aid, to expenses incurred with respect to (bodily injury, sickness, disease or death (bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

      III. Under any Liability Coverage to (injury, sickness, disease, death or destruction (bodily injury or property damage resulting from the hazardous properties of nuclear material, if

            (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

            (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

            (c) the (injury, sickness, disease, death or destruction (bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to (injury to or destruction of property at such nuclear facility (property damage to such nuclear facility and any property thereat.

      IV.   As used in this endorsement:
            "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof, "nuclear facility" means

            (a)   any nuclear reactor,

            (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling processing or packaging waste,

            (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

            (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                  ( With respect to injury to or destruction of property, the word "injury" or "destruction"

                  ( "property damage" includes an forms of radioactive contamination of property.

                  ( includes all forms of radioactive contamination of property.

V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3) whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

                  (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

                  (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

      (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association of the Independent Insurance Conference of Canada.


----------

NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                  Allmerica Re
                                 A Division of
                         The Hanover Insurance Company
                             Bedford, New Hampshire
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 5.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

Florham Park, New Jersey, this 11th day of September 1997.

                       [SIG]
                       -------------------------------------------------------
                       Allmerica Re, A Division of The Hanover Insurance Company


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Constitution Reinsurance Corporation
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 15.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

New York, New York, this 29th day of July 1997.

                       [SIG]
                       -------------------------------------------------------
                       Constitution Reinsurance Corporation


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Continental Casualty Company
                               Chicago, Illinois
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 7.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

Chicago, Illinois, this 14th day of August 1997.

                       [SIG]                          Assistant Vice President
                       -------------------------------------------------------
                       Continental Casualty Company                     CA6648


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Gerling Global Reinsurance
                             Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 25.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

New York, New York, this 8 day of July 1997.

                       [SIG]                                    Vice-President
                       -------------------------------------------------------
                       Gerling Global Reinsurance Corporation of America


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

                     REINSURANCE CONFIRMATION SIGNING PAGE


E.W. BLANCH CO.
201 California Street, Suite 500                   Telephone (415) 398-6380
San Francisco, California 94111                    Facsimile (415) 788-6394


COMPANY:           Financial Pacific Insurance Company

CONTRACT:          Property/Casualty Reinsurance Program

REINSURER:         St. Paul Reinsurance Management Corporation
                   St. Paul Fire and Marine Insurance Company


On the basis of the terms outlined in E.W. Blanch Co.'s Reinsurance Confirmation dated February 28, 1997, the undersigned reinsurer confirms its agreement to accept a share(s) in the Contract(s) listed below effective January 1, 1997:


                                 Your
                             Participation      Your
                                Percent     Reference No.
                             -------------  -------------
First XOL                       15.0%        TP 9418093
Cas Fac Semi-Auto               15.0%        TP 9609468



Revisions/Remarks:
                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------


             Signed:   /s/ [SIG]
                     ---------------------------------------------------------
                           St. Paul Reinsurance Management Corporation
                           St. Paul Fire and Marine Insurance Company

               Date:       March 4, 1997
                     ---------------------------------------------------------

Please sign and return one copy.

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of
                            SCOR Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

South Barrington, Illinois, this 15th day of September, 1997.

                       [SIG]
                       -------------------------------------------------------
                       SCOR Reinsurance Company


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                    SOREMA North America Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 12.5% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

New York, New York, this 23rd day of September 1997.

                       [SIG]
                       -------------------------------------------------------
                       SOREMA North America Reinsurance Company


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services

--------------------------------------------------------------------------------

                      INTERESTS AND LIABILITIES AGREEMENT

                                       of

                 Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                             FIRST EXCESS CASUALTY
                              REINSURANCE CONTRACT
                            EFFECTIVE: JULY 1, 1997

                         issued to and duly executed by

                      Financial Pacific Insurance Company
                             Sacramento, California


The Subscribing Reinsurer hereby accepts a 10.0% share in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above.

This Agreement shall become effective on January 1, 1997, and shall continue in force until terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representatives has executed this Agreement as of the date undermentioned at:

New York, New York, this 17th day of July 1997.

                       [SIG]
                       -------------------------------------------------------
                       Winterthur Reinsurance Corporation of America


                                                                E. W. BLANCH CO.
--------------------------------------------------------------------------------
                                                            Reinsurance Services